UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                          Date of Report: May 15, 2000

                  BROADBAND WIRELESS INTERNATIONAL CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)



           0-08507                                      75-1441442
           -------                                      ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)



      1301 Avenue M, Cisco, Texas                         76437
      ---------------------------                         -----
(Address of principal executive offices)                (Zip Code)



                                 (254) 442-3968
                                 --------------
              (Registrant's telephone number, including area code)


Item 5.       Other Events.

            Reference is made to the press release of the Registrant issued on May 15, 2000, which contains information regarding events reportable under this
Item 5. A copy of the press release, which is incorporated herein by this reference, is attached to this Form 8-K as Exhibit 99.1.

Item 7.       Financial Statements and Exhibits.

(c)      Exhibits.         The following exhibit is filed with this Report:
         --------

            99.1           Press Release Issued by Registrant on May 15, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BROADBAND WIRELESS

                                            INTERNATIONAL CORPORATION
                                              (Registrant)



Date:          May 16, 2000                 By: /s/ Ivan W. Webb
                                                ----------------
                                                    Ivan W. Webb, President

                           INDEX TO EXHIBITS

                                                                   Appears at
                                                                  Sequentially

  Exhibit                                                           Numbered
   Number                  Description                              Page
-------------------    -------------------------------------      ------------


    99.1               Press Release Issued by Registrant on
                       May 15, 2000.                                5